SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                               September 22, 2003

                           THISTLE GROUP HOLDINGS, CO.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




    Pennsylvania                       000-24353                23-2960768
----------------------------         --------------           -------------
(State or other jurisdiction         (SEC File No.)           (IRS Employer
of incorporation)                                         Identification Number)




6060 Ridge Avenue, Philadelphia, Pennsylvania                      19128
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(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code:            (215) 483-2800
                                                               --------------




                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
-------  ------------

         On September 22, 2003, the Registrant and announced that it has entered into a definitive merger agreement with Citizens Bank of Pennsylvania, Philadelphia, Pennsylvania, whereby Citizens Bank of Pennsylvania will acquire the Registrant.

         A copy of the press release regarding such announcement is incorporated herein by reference in its entirety as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information
-------  -----------------------------------------------------
         and Exhibits
         ------------


     Exhibit
     Number                      Description
     ------                      -----------
       2.1 Agreement and Plan of Merger, dated as of September 22, 2003, between the Registrant and Citizens Bank of Pennsylvania and Citizens Financial Group, Inc.

      99           Press Release dated September 22, 2003. *


* Incorporated by reference into the DEFA14A filed by the Registrant on September 22, 2003.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             THISTLE GROUP HOLDINGS, CO.





Date:  September 24, 2003                    By:      /s/Pamela M. Cyr
                                                      --------------------------
                                                      Pamela M. Cyr
                                                      Chief Financial Officer